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                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


            Date of Report (Date of earliest event reported)

                                  APRIL 2, 2004
                                  -------------


                        CONSUMER PORTFOLIO SERVICES, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)



        CALIFORNIA                001-14116                33-0459135
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(State or Other Jurisdiction     (Commission              (IRS Employer
      of Incorporation)          File Number)       Identification No.)


                   16355 LAGUNA CANYON ROAD, IRVINE, CA 92618
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               (Address of Principal Executive Offices) (Zip Code)


      Registrant's telephone number, including area code (949) 753-6800
                                                         --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On April 2, 2004, the registrant Consumer Portfolio Services, Inc. ("CPS") purchased certain assets from SeaWest Financial Corporation, a California corporation ("SWF") and from certain of SWF's subsidiaries, and was appointed the successor servicer of three term securitizations of automotive receivables originally sponsored by SWF, as to which SWF had, until that date, been acting as servicer. Wholly-owned subsidiaries of CPS purchased automotive receivables from SWF and from its wholly-owned subsidiaries SeaWest Receivables Corporation I and SeaWest Funding Corporation, pursuant to Receivables Purchase Agreements dated April 2, 2004. CPS and its subsidiaries paid a total of $63.2 million for the acquired assets, including $750,000 paid for certain tangible assets (primarily equipment) used by SWF in its business of originating and servicing automotive receivables. Attached as Exhibit 99.1 is a copy of a press release describing the transaction, which press release is incorporated herein by reference.

The amount of such consideration was agreed to as the result of arms'-length negotiations between CPS and SWF. The principles used in determining the amount of consideration were (i) that the receivables purchased would receive differing valuations depending on their delinquency status, and (ii) that the total amount paid must be sufficient to induce non-affiliated lenders to SWF's subsidiaries to release their security interests in the assets to be purchased. The sources of the funds used to pay the purchase price were (i) an acquisition finance facility under which a wholly-owned subsidiary of CPS borrowed approximately $38.5 million, secured by the purchased receivables, and (ii) cash on hand.

CPS intends to continue to use the tangible assets acquired in the automobile finance business.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

EXHIBIT NUMBER    DESCRIPTION
--------------    -----------

Exhibit 2.1 Receivables Purchase Agreement relating to receivables purchased from SeaWest Receivables Corporation I*
Exhibit 2.2 Receivables Purchase Agreement relating to receivables purchased from SeaWest Funding Corporation*
Exhibit 2.3 Receivables Purchase Agreement relating to receivables purchased from SeaWest Financial Corporation*
Exhibit 2.4 General Assignment and Bill of Sale relating to certain tangible assets of SeaWest Financial Corporation*
Exhibit 99.1 Press Release of Consumer Portfolio Services, Inc. dated April 6, 2004.
____________
*   to be filed by amendment


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CONSUMER PORTFOLIO SERVICES, INC.


                                       By:  /s/ CHARLES E. BRADLEY, JR.
                                            Charles E. Bradley, Jr.
                                            President & Chief Executive Officer

Dated:  April 19, 2004




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EXHIBIT INDEX

EXHIBIT NUMBER    DESCRIPTION
--------------    -----------
Exhibit 2.1       Receivables Purchase Agreement relating to receivables
                  purchased from SeaWest Receivables Corporation I*
Exhibit 2.2       Receivables Purchase Agreement relating to receivables
                  purchased from SeaWest Funding Corporation*
Exhibit 2.3       Receivables Purchase Agreement relating to receivables
                  purchased from SeaWest Financial Corporation*
Exhibit 2.4       General Assignment and Bill of Sale relating to certain
                  tangible assets of SeaWest Financial Corporation*
Exhibit 99.1      Press Release of Consumer Portfolio Services, Inc. dated
                  April 6, 2004.

____________
*   to be filed by amendment